                                                                   EXHIBIT 10.24

                             EMPLOYMENT AGREEMENT

     THIS EMPLOYMENT AGREEMENT dated as of the 23rd day of July, 1998, is by and between Details Holdings Corp., a California corporation (the "Company"), and
                                                               -------
Eric Naroian ("Employee").
               --------

     WHEREAS, pursuant to a Stock Contribution and Merger Agreement (the "Stock
                                                                          -----
Contribution and Merger Agreement") dated as of the date hereof among the
---------------------------------
Company, Dynamic Circuits, Inc. ("DCI") and the stockholders of DCI, (i) the
                                  ---
stockholders of DCI are contributing a portion of their shares of common stock, $.001 par value per share, of DCI (the "DCI Common Stock") to the Company in
                                        ----------------
exchange for shares of its voting common stock and options to purchase shares of its voting common stock, (ii) the stockholders of DCI will receive cash consideration for their remaining issued and outstanding shares of DCI Common Stock as merger consideration in connection with the mergers of Details Merger Corp. I and Details Merger Corp. II with and into DCI and (iii) DCI is making, or agreeing to make, certain cash payments to the holders of vested and unvested options to acquire DCI Common Stock (the "DCI Options");
                                          -----------

     WHEREAS, the Company desires that Employee continue as Senior Vice President, Value Added Services of DCI and become a Vice President of the Company, and Employee desires to accept such employment;

     WHEREAS, pursuant to the Stock Contribution and Merger Agreement, options to purchase DCI Common Stock are being converted into options to purchase shares of Class A-5 Common Stock, no par value per share, of the Company (the "Class A
                                                                        -------
Common Stock") and Class L Common Stock, no par value per share, of the Company
------------
(the "Class L Common Stock", and together with the Class A Common Stock, the
      --------------------
"Company Common Stock");
---------------------

     WHEREAS, Employee currently holds (i) 149,132 shares of DCI Common Stock,
(ii) vested options to purchase 26,085 shares of DCI Common Stock (the "Vested
                                                                        ------
Options") and (iii) unvested options to purchase 234,938 shares of DCI Common
-------
Stock (the "Unvested Options"); and
            ----------------

     WHEREAS, Employee and DCI are parties to an employment agreement which they intend to terminate as of the Closing (as defined below) and concurrently with the effectiveness of this Agreement;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements set forth below, it is mutually agreed as follows:

1.   EMPLOYMENT AND DUTIES
     ---------------------

     1.1  Employment.  The Company hereby agrees to employ Employee as a Vice
          ----------
President and to cause DCI to continue to employ Employee as the Senior Vice President, Value Added Services of DCI and Employee hereby accepts such employment upon the terms and conditions set forth herein.

     1.2  Services.  Employee agrees to perform, in good faith, his employment
          --------
duties as determined from time to time by the Board of Directors of the Company (the "Board of Directors") and the President of DCI; provided, however, that
      ------------------
such duties shall be duties customarily performed by a Vice President of the Company and a Senior Vice President, Value Added Services DCI. Employee shall report only to the Board of Directors and the President of DCI. Except to the extent otherwise permitted under Section 2.1 of the Non-Compete Agreement (as defined below), Employee shall devote his full time and best efforts to his duties to the Company and DCI during the term of his employment and shall not be an officer or director of any other business enterprise without the Company's prior written consent.

2.   TERM.
     ----

     The employment of Employee by the Company and DCI shall be for the period beginning upon the closing under the Redemption and Stock Contribution Agreement (the "Closing") and expiring on the earlier of (a) October 28, 2000 and (b) the
      -------
date on which termination of employment is effective pursuant to Section 7 hereof (the "Termination Date").
             ----------------

3.   COMPENSATION
     ------------

     3.1  Initial Base Salary.  For all services he may render to the Company
          -------------------
and its subsidiaries and affiliates during the term of this Agreement, Employee shall be paid a base salary at an annual rate of $280,000 during the Company's 1998 fiscal year (as increased from time to time, the "Base Salary").
                                                       -----------
Employee's Base Salary, which shall not be decreased during the term of this Agreement, shall be paid in accordance with the normal payroll practices of the Company.

     3.2  Base Salary Increases.  At any time the Company increases the base
          ---------------------
salary of James S. Marcelli in accordance with his Employment Agreement (as amended through the date hereof, the "Marcelli Agreement") prior to the
                                      ------------------
Termination Date, the Company shall increase the Base Salary of Employee by a percentage which is equal to the percentage increase in Mr. Marcelli's base salary; provided, however, that Employee's Base Salary may be further increased from time to time by the Board of Directors in its sole discretion.

     3.3  Expenses.  The Company shall reimburse Employee for reasonable and
          --------
necessary business expenses incurred by Employee in the course of his employment upon presentation by Employee of reasonably detailed statements of expenses for which reimbursement is claimed.

     3.4  Annual Bonus.  Chuck Dimick and Bruce McMaster will attempt to jointly
          ------------
submit to the Board of Directors a bonus program for the senior executives of the Company which is based on the consolidated performance of the Company. Until Chuck Dimick and Bruce McMaster agree on, and the Board of Directors approves, such a bonus program, Employee shall be entitled to an annual bonus, payable in accordance with the current practice of DCI, of 15.07% of the aggregate amount available under an annual bonus program which shall be instituted by the Company for the benefit of the senior executives of DCI (the "DCI Stand Alone Annual Bonus Plan") which, in the aggregate, provides for bonuses consistent with Exhibit B.

     For so long as the DCI Stand Alone Annual Bonus Plan shall be in effect, Employee shall be entitled to an additional bonus for each fiscal year of the Company equal to 17.04% of the amount, if any, by which (a) the annual bonus to which Thomas P. Caldwell would be entitled under the DCI Stand Alone Annual Bonus Plan if he were continuously employed by the Company and DCI during such fiscal year exceeds (b) the sum of (i) the amount of such annual bonus paid or payable to Mr. Caldwell and (ii) the amount of such annual bonus (or similar bonus) paid to any employee(s) who replace Mr. Caldwell at DCI.

     Amounts payable under this Section 3.4 shall be referred to herein as the "Annual Bonus."
-------------

     3.5  Additional Bonus.  Employee is hereby granted 47,095.1743 Class A Cash
          ----------------
Bonus Units with a Payment Value (as defined in the Bonus Plan) of $1.1516 per unit and 5,980.2404 Class L Bonus Units with a Payment Value of $266.0212 per unit under the Company's 1998 Cash Bonus Plan (the "Additional Bonus").
                                                    ----------------

4.   OTHER BENEFITS
     --------------

     In addition to the compensation payable pursuant to Section 3 hereof, Employee shall be entitled to, and shall receive:

     4.1  Health Benefits, etc.  Benefits and conditions of employment which are
          ---------------------
available generally to executives of the Company (including, without limitation, hospital, surgical, medical, dental or other group health insurance benefits and disability benefits, holidays, company cars and travel insurance, but excluding any life insurance benefits except as set forth in the next succeeding sentence). The Company shall cause DCI, at DCI's expense, provide Employee with a life insurance policy with a benefit equal to 2.5 time Employee's Base Salary and Annual Bonus.

     4.2  Office.  Use of a private office at DCI's executive offices suitable
          ------
for a Vice President of the Company and a Senior Vice President, Value Added Services of DCI and reasonable secretarial support.

5.   VACATION
     --------

     Employee shall have the right to three weeks of vacation each year from his duties as herein prescribed. During such vacation periods, the compensation payable to Employee pursuant to this Agreement shall be paid.

6.   EQUITY PROVISIONS
     -----------------

     6.1  Vested Options.  The Vested Options shall be converted into (a) vested
          --------------
options to purchase the number of shares of Class A Common Stock set forth on
Schedule 1 with an exercise price per share equal to $1.5762 (the "Vested Class
                                                                   ------------
A Options"), (b) vested options to purchase the number of shares of Class L
---------
Common Stock set forth on Schedule 1 with an exercise price per share equal to $364.0909 (the "Vested Class L Options", and together with the Vested Class A
                ----------------------
Options, the "Vested Replacement Options") and (c) the right to receive a cash
              --------------------------
payment to be made one day prior to the Closing Date (as defined in the Redemption and Stock Contribution Agreement) in the aggregate amount set forth on Schedule 1.

     6.2  Unvested Options.   The Unvested Options shall be converted into (a)
          ----------------
unvested options to purchase the number of shares of Class A Common Stock set forth on Schedule 1 with an exercise price per share equal to $1.5762 (the "Unvested Class A Options"), (b) unvested options to purchase the number of
-------------------------
shares of Class L Common Stock set forth on Schedule 1 with an exercise price per share equal to $364.0909 (the "Unvested Class L Options", and together with
                                   ------------------------
the Unvested Class A Options, the "Unvested Replacement Options", and
                                   ----------------------------
collectively with the Vested Replacement Options, the "Replacement Options") and
                                                       -------------------
(c) the right to receive deferred cash payments in the aggregate amount set forth on Schedule 1 (the "Deferred Payments"). The Unvested Replacement Options
                          -----------------
and the right to receive the Deferred Payments shall vest as set forth in
Section 6.5 and 6.6, respectively.

     6.3  $61 Options.  Effective upon the Closing Date, the Company hereby
          -----------
grants options to acquire the number of shares of Class A Common Stock set forth on Schedule 1 with an exercise price of $61.17 per share (the "$61 Options").
                                                               -----------
Of the total number of $61 Options granted to Employee hereunder (a) the $61 Options designated as Vested on Schedule 1 shall be immediately vested and exercisable and (b) the $61 Options designated as Unvested on Schedule 1 (the "Unvested Options") shall vest in accordance with the schedule set forth in
-----------------
Section 6.5.

     6.4  DCI Option Plan.  The Replacement Options and the $61 Options are
          ---------------
being granted under, and are subject to the terms of, the Company's Dynamic Circuits 1996 Stock

Option Plan (the "Plan").  The Replacement Options and the $61 Options are also
                  ----
subject to the terms set forth on Exhibit A hereto.

     6.5  Option Vesting Schedule.  For so long as Employee is employed by the
          -----------------------
Company or any of its subsidiaries, and thereafter solely to the extent set forth in Sections 8.5(b) and 8.6(b), the Unvested Class A Options, the Unvested Class L Options and the Unvested $61 Options shall vest in equal monthly installments beginning on the last day of the month during which the Closing occurs and ending on September 30, 2000 (or as otherwise set forth in Exhibit A hereto).

     6.6  Deferred Payments Vesting Schedule.
          ----------------------------------

          (1)  Vesting.  The right to receive Deferred Payments shall vest in
               -------
equal monthly installments beginning on the last day of the month during which the Closing occurs and ending on September 30, 2000 (or as otherwise set forth in Exhibit A hereto).

          (2)  Timing of Payments.  At the end of each month, a payment shall be
               ------------------
made to Employee in respect of that portion of the Deferred Payments which shall have vested during such month. The Deferred Payments, once made, shall be retained by Employee in all circumstances

          (3)  Effect of Termination of Employment.  The provisions of clauses
               -----------------------------------
(a) and (b) shall apply equally before and after the Termination Date (without regard to the reason for termination of employment) except to the extent set forth in clause (d).

          (4)  Forfeiture of Future Payments.  Notwithstanding the foregoing,
               -----------------------------
Employee shall forfeit his rights to, and the Company shall be under no obligation to make, any further payments to Employee in respect of Deferred Payments if the Board of Directors determines that there shall have occurred (before or after the Termination Date) a material violation of the terms of
Section 2 of the Non-Compete Agreement (such determination to be made only if Employee has failed to cure such violation to the reasonable satisfaction of the Board of Directors within a reasonable period of time after having been given ten (10) business days written notice thereof).

     6.7  Repurchase of Company Common Stock upon Termination of Employment.
          -----------------------------------------------------------------

          (1)  Repurchase Rights.  Upon termination of Employee's employment for
               -----------------
any reason prior to August 19, 1999, the Company may elect to repurchase all or any portion of the Company Common Stock originally issued to Employee (whether held by Employee or any person or entity to whom DCI Common Stock or DCI Options originally issued, or granted, to Employee were transferred prior to the Closing) from Employee or any subsequent holder thereof at a cash price per share equal to the Fair Market Value of such Company Common Stock as of the Termination Date; provided, however, that if Employee's employment is terminated by the Company for Cause, (i) the cash price per share of Option Stock shall be the lesser of the Fair Market Value of such Option Stock as of the Termination Date and the exercise price per share of Option Stock of the option which was exercised to acquire such Option Stock and (ii) the cash price per share of Company Common Stock that is not Option Stock shall be the Fair Market Value of such Company Common Stock as of the Termination Date); it being understood and agreed that the "exercise price" per share of Option Stock issued at Closing shall be deemed to be the applicable exercise price per share of Company Common Stock set forth on Schedule 1.

     For purposes of this Agreement:

          (i)  "Option Stock" shall mean Company Common Stock issued (A) at
                ------------
     Closing in respect of DCI Common Stock issued upon exercise of a DCI Option originally granted on or after August 20, 1998 or (B) upon exercise of a Replacement Option granted hereunder in respect of a DCI Option originally granted on or after August 20, 1998; and

          (ii) "Fair Market Value" shall mean, as of any date, the closing sales
                -----------------
     price of the Company Common Stock on the principal national securities exchange on which the Company Common Stock is listed at the time or, if the Company Common Stock is not so listed, the sales price of the Company Common Stock as reported on the NASDAQ National Market System as of 4:00 P.M. (New York time) on such date, in either case averaged over a period of 21 trading days consisting of the day as of which Fair Market Value is being determined and the 20 consecutive trading days prior to such day. If at any time the Company Common Stock is not listed on any national securities exchange or quoted in the NASDAQ National Market System, Fair Market Value shall be determined in good faith by the Board of Directors or a duly authorized committee thereof. In the event that Employee objects to the Board of Directors' determination of Fair Market Value within 20 days after written notice thereof, a mutually acceptable valuation firm shall be engaged to determine Fair Market Value. The determination of such firm shall be final and binding on the Company and Employee, and the fees and expenses of such firm shall be borne 75% by the Company and 25% by Employee.

          (2)  Exercise. The Company may exercise its option to purchase Company
               --------
Common Stock pursuant to Section 6.7(a) by delivery to Employee of a written notice specifying the number of shares of Company Common Stock to be repurchased
(i) within

60 days after the Termination Date and (ii) if applicable, thereafter from time to time within 60 days after the Employee, or any transferee, exercises a Replacement Option (or any option granted in replacement thereof). Employee and the Company will use all commercially reasonable efforts to consummate any repurchase of securities pursuant to this Section 6.7 not later than 45 days following delivery of such written notice to Employee.

          (3)  Common Stock.  For purposes of this Section 6.7, "Company Common
               ------------
Stock" shall be deemed to include any proceeds of Company Common Stock; it being understood and agreed that the Company's right set forth in this Section 6.7 may only be exercised once.

     6.8  Stockholders Agreement.  Employee hereby agrees to be a party to the
          ----------------------
Stockholders Agreement among the Company and its equity holders dated as of October 28, 1997 (as amended from time to time, the "Stockholders Agreement") as
                                                     ----------------------
a "Manager," and the Company Common Stock, Replacement Options, $61 Options and Anti-Dilution Options, if any, originally issued or granted to Employee (whether held by Employee or any person or entity to whom DCI Common Stock or DCI Options originally issued, or granted, to Employee were transferred prior to the Closing) shall be "Management Stock" thereunder. The Stockholders Agreement shall terminate according to its terms and not as a result of any termination of this Agreement.

     6.9  Anti-Dilution Provisions.
          ------------------------

          (1) In the event the Company raises additional capital through one or more equity issuances, or in the event of the conversion of convertible securities, at any time after the Closing Date other than through (i) the exercise of securities issued and outstanding on the Closing Date or (ii) through an initial public offering of the Company's Common Stock (a "Dilutive Event"), Employee's 2.0609% equity interest will be protected through each issuance as follows: Each time a Dilutive Event is consummated, Employee shall be entitled to participate in the purchase of newly issued equity securities on the same basis as the other investors and at the same price as new investors participating in such Dilutive Event in order to maintain Employee's ownership of 2.0609% of the fully diluted equity of the Company. If Employee elects not to participate in the purchase of newly issued equity securities on the same basis as other investors, the Company shall issue stock options to Employee with an exercise price equal to the fair market value of the Common Stock on the date of grant (each such date, a "Grant Date") in order to maintain his stock ownership percentage at not less than 75% of the percentage Employee held prior to such Dilutive Event (the "Anti-Dilution Options"). The anti-dilution right set forth in this Section 6.9(a) shall expire upon a Change of Control, an initial public offering of the Company's common stock (such offering, an "IPO"), or Employee's termination of employment with the Company. If Anti-Dilution Options are granted under this Section 6.9, the number of Anti-Dilution Options which shall be immediately vested and exercisable will be equal to the total number of Anti-Dilution Options times a fraction, the numerator of which is the number of whole calendar months which shall have elapsed between November 1, 1997 and the Grant Date and the denominator of which is 36. Any Anti-Dilution Options which shall not be vested and exercisable on the Grant Date shall vest in equal monthly installments beginning on the last day of the month during which the Grant Date occurs and ending on September 30, 2000. The Anti-Dilution Options, if any, shall also subject to the terms set forth on Exhibit A hereto.

          (2) Employee hereby waives any rights he may have under Section 7 of the Stockholders Agreement (Preemptive Right) for so long as the provisions of this Section 6.9 are effective.

7.   TERMINATION
     -----------

     7.1  Mutual Agreement.  The employment of Employee may be terminated at any
          ----------------
time by the Company, DCI and Employee by mutual agreement.

     7.2  Death or Disability.  The employment of Employee (a) shall be
          -------------------
terminated automatically upon his death and (b) may be terminated at any time by the Company and DCI upon the physical inability of Employee to perform his duties hereunder for a period of six (6) consecutive months ("Disability").

     7.3  Company for Cause.  The employment of Employee may be terminated at
          -----------------
any time by the Company and DCI upon the occurrence of any of the following events (each of which shall constitute "Cause"):

          (1) Employee's conviction of any crime involving moral turpitude which is a felony;

          (2)  repeated insobriety at the work place;

          (3)  theft of material Company assets;

          (4) from and after August 19, 1999, or, if later, the date on which Charles Dimick's full time employment with the Company terminates, the event described in Section 7.4(a)(ii);

          (5) material violation of Employee's Non-Compete and Technology Transfer Agreement dated as of the date hereof (as may be amended or otherwise modified from time to time, the "Non-Compete Agreement"); or
                                 ---------------------

          (6) the failure to materially perform material duties consistent with this Agreement reasonably requested by the Board of Directors which, at any time prior to August 19, 1999 and thereafter for so long as Charles Dimick is in the full time employ of the Company, also has a material adverse effect on the Company.

     In each instance of conduct described in clause (d), (e) or (f), Employee must be given, prior to termination of employment, ten (10) business days' written notice of such conduct and a reasonable period of time after such notice to cure the effects thereof to the reasonable satisfaction of the Board of Directors. In the event of such cure, Employee's employment will not be terminated as a result of the conduct and effect so cured.

     7.4  Company for Good Reason.
          -----------------------

          (1) Subject to clause (b) below, the employment of Employee may be terminated by the Company and DCI for Good Reason at any time on or prior to August 19, 1999 and at any time thereafter only for so long as Charles Dimick is in the full time employ of the Company. For purposes of this Agreement, "Good
                                                                         ----
Reason" shall mean (i) the failure of Employee to use his best efforts to meet
------
the goals reasonably established for Employee by the Board of Directors, (ii) continued and repeated absence of Employee from his employment during usual working hours for reasons other than vacation, disability or sickness or (iii) the failure to materially perform material duties consistent with this Agreement reasonably requested by the Board of Directors, such determination relating to
(i), (ii) and (iii) to be made by Mr. Dimick in his reasonable discretion for so long as Mr. Dimick is in the full time employ of the Company or, at any other time, the Board of Directors in its reasonable discretion.

          (2) At least five (5) business days prior to termination of Employee's employment pursuant to this Section 7.4, Employee must be given written notice setting forth in reasonable detail the conduct with respect to which the Company and DCI intend to terminate his employment pursuant to this
Section 7.4. If such notice is given at a time Mr. Dimick is not in the full time employ of the Company, it shall contain the name and telephone number of a person designated by the Board of Directors to whom Employee shall communicate regarding such notice. During such five (5) day business period, Employee may propose a cure reasonably acceptable to Mr. Dimick if Mr. Dimick (or the designee if no longer in the full time employ of the Company) the manner in which he intends to cure the conduct set forth in such notice and if acceptable, Employee's employment will not be terminated pursuant to this Section 7.4 until he has had a reasonable opportunity to implement such proposal. Having been given notice of any such conduct once during the term of his employment, Employee shall not thereafter be entitled to any additional notice prior to termination of his employment under this Section 7.4 by reason of such conduct.

     7.5  Company without Cause or Good Reason.  The employment of Employee may
          ------------------------------------
be terminated at any time by the Company and DCI other than for Cause, Good Reason or Disability.

     7.6  Employee for Just Cause.  The employment of Employee may be terminated
          -----------------------
by Employee upon not less than 30 days' written notice to the Company given within 30 days of the occurrence of any of the following (each of which shall constitute "Just Cause"):
            ----------

(a) material violation by the Company of this Agreement (including, without limitation, the willful and continued failure of the Company to timely provide Employee compensation set forth in Section 3), (b) a change in Employee's title or a material diminution in the nature of Employee's duties or responsibilities to DCI without his consent or (c) requiring Employee to relocate from his primary residence in order to perform his duties hereunder, subject to ordinary and necessary business travel. In the event of termination of Employee pursuant to this Section 7.6, the Company may elect to waive the period of notice, or any portion thereof. Any such waiver shall be given only by a written instrument authorized by the Board of Directors.

     In each instance of conduct described in clause (a), (b) or (c), the Company must be given, prior to termination of employment, ten (10) business days' written notice of such breach or material diminution and a reasonable period of time after such notice to cure the effects thereof to the reasonable satisfaction of Employee. In the event of such cure, Employee's employment may not be terminated for Just Cause as a result of the conduct and effect so cured.

     7.7  Employee without Just Cause.  The employment of Employee may be
          ---------------------------
terminated at any time by Employee upon not less than 30 days' prior written notice to the Company other than for Just Cause. In the event of termination of Employee pursuant to this Section 7.7, the Company may elect to waive the period of notice, or any portion thereof. Any such waiver shall be given only by a written instrument authorized by the Board of Directors.

8.   EFFECT OF TERMINATION.
     ---------------------

     8.1  Mutual Agreement.  If Employee's employment is terminated pursuant to
          ----------------
Section 7.1, the obligations of the Company and its subsidiaries shall be as set forth in a written agreement between the Company and Employee. Except as set forth in such written agreement (a) neither the Company nor any of its subsidiaries shall have any further obligation to Employee after the Termination Date other than payment of the Additional Bonus to the extent and in the manner set forth in the Company's Cash Bonus Plan and (b) without limiting the generality of the foregoing, (i) all vested Replacement Options, $61 Options and Anti-Dilution Options, if any, shall expire 90 days following the Termination Date and (ii) all unvested Replacement Options, $61 Options and Anti-Dilution Options, if any, shall immediately expire and be forfeited. Notwithstanding the foregoing, each of the Company and Employee hereby acknowledge and agree that the terms of such written agreement shall be the subject of negotiation at the time of the termination of Employee's employment and that nothing in the preceding sentence is intended to, nor shall it, establish any expectations for such negotiation.

     8.2  Death or Disability.  Upon termination of Employee's employment upon
          -------------------
his death or by the Company for Disability, neither the Company nor any of its subsidiaries shall have any further obligation to Employee other than as set forth in Section 6.6 and in clauses (a) and (b) below:

          (1)  Compensation.  The Company shall pay to Employee (or, if
               ------------
applicable, his designated beneficiary or, if no beneficiary shall have been designated by Employee, to his estate), (i) Base Salary earned and unpaid through the Termination Date, (ii) at the time of the release of the audited financial statements of the Company for the fiscal year during which termination on account of death or Disability occurs, an amount equal to (x) the Annual Bonus that Employee would otherwise have earned for such fiscal year if termination had not occurred multiplied by (y) a fraction, the numerator of which is the number of days from the beginning of such fiscal year until the Termination Date and the denominator of which is 365 and (iii) the Additional Bonus to the extent and in the manner set forth in the Company's Cash Bonus Plan. In addition, for 12 months following the Termination Date, the Company (or, if applicable, its subsidiary) will pay the same share of the premium cost that it pays for active employees in respect of the participation of Employee and his eligible dependents in the group health and life insurance plans described in Section 4.1 hereof, subject, in the case of such group health plans, to proper election to continue participation of Employee and/or that of his eligible dependents in such plans under COBRA.

          (2)  Replacement Options, $61 Options and Anti-Dilution Options.  (i)
               ----------------------------------------------------------
All vested Replacement Options, $61 Options and Anti-Dilution Options, if any, shall expire one year, in the case of termination on account of death, or six months, in the case of termination on account of Disability, following the Termination Date and (ii) all unvested Replacement Options, $61 Options and Anti-Dilution Options, if any, shall immediately expire and be forfeited.

     8.3  By the Company for Cause.  Upon termination of Employee's employment
          ------------------------
by the Company for Cause:

          (1)  Compensation.  Except as set forth in Section 6.6 and in clause
               ------------
(b) below, neither the Company nor any of its subsidiaries shall have any further obligation to Employee other than (i) payment of his Base Salary through the Termination Date and (ii) such obligations as are required under COBRA.

          (2)  Replacement Options, $61 Options and Anti-Dilution Options.  (i)
               ----------------------------------------------------------
All vested Replacement Options, $61 Options and Anti-Dilution Options, if any, shall immediately expire and be forfeited and (ii) all unvested Replacement Options, $61 Options and Anti-Dilution Options, if any, shall immediately expire and be forfeited.

     8.4  By the Company for Good Reason.  Upon termination of Employee's
          ------------------------------
employment by the Company for Good Reason:

          (1)  Compensation.  Except as set forth in Section 6.6 and in clause
               ------------
(b) below, neither the Company nor any of its subsidiaries shall have any further obligation to Employee other than (i) payment of his Base Salary through the date on which the Noncompetition Period set forth in the Non-Compete Agreement terminates (or, if earlier, the date on which the Company releases Employee from his obligations under Section 2.1 thereof), (ii) payment of the Additional Bonus to the extent and in the manner set forth in the Company's Cash Bonus Plan and (iii) such obligations as are required under COBRA.

          (2)  Replacement Options, $61 Options and Anti-Dilution Options.  (i)
               ----------------------------------------------------------
All vested Replacement Options, $61 Options and Anti-Dilution Options, if any, shall expire 90 days following the Termination Date and (ii) all unvested Replacement Options, $61 Options and Anti-Dilution Options, if any, shall immediately expire and be forfeited.

     8.5  By the Company without Cause or Good Reason.  Upon termination of
          -------------------------------------------
Employee's employment by the Company other than for Cause, Good Reason or Disability, neither the Company nor any of its subsidiaries shall have any further obligation to Employee other than as set forth in Section 6.6 and in clauses (a) and (b) below:

          (1)  Compensation.  Unless and until the Board of Directors determines
               ------------
that either of the following events shall have occurred (before or after the Termination Date): (i) theft of material Company assets or (ii) material violation of the terms of the Non-Compete Agreement (other than Section 2.1 of the Non-Compete Agreement at any time prior to October 28, 2000) (such determination to be made only if Employee has failed to cure such violation to the reasonable satisfaction of the Board of Directors within a reasonable period of time after having been given ten (10) business days written notice thereof), the Company shall pay to Employee (x) his Base Salary and his Annual Bonus through October 28, 2000 and (y) if the Noncompetition Period set forth in the Non-Compete Agreement shall not have expired on or before October 28, 2000, his Base Salary during the period beginning on October 29, 2000 and ending on the date on which the Noncompetition Period set forth in the Non-Compete Agreement terminates. Amounts payable under this Section 8.5 shall be paid in accordance with the normal payroll practices of the Company. Employee shall also be entitled to receive payment of the Additional Bonus to the extent and in the manner set forth in the Company's Cash Bonus Plan. In addition, for 12 months following the Termination Date, the Company (or, if applicable, its subsidiary) will pay the same share of the premium cost that it pays for active employees in respect of the participation of Employee and his eligible dependents in the group health and life insurance plans described in Section 4.1 hereof, subject, in the case of such group health plans, to proper election to continue participation of Employee and/or that of his eligible dependents in such plans under COBRA.

          (2)  Replacement Options, $61 Options and Anti-Dilution Options.  (i)
               ----------------------------------------------------------
All vested Replacement Options, $61 Options and Anti-Dilution Options, if any, shall expire 90 days following the Termination Date and (ii) unless and until the Board of Directors determines that either of the following events shall have occurred (before or after the Termination Date): (A) theft of material Company assets or (B) material violation of the terms of the Non-Compete Agreement (such determination to be made only if Employee has failed to cure such violation to the reasonable satisfaction of the Board of Directors within a reasonable period of time after having been given ten (10) business days written notice thereof), all unvested Replacement Options, $61 Options and Anti-Dilution Options, if any, shall continue to vest in accordance with the schedule set forth in Section 6.5 and shall expire 90 days following the date of vesting.

     8.6  By Employee for Just Cause.  Upon termination of Employee's employment
          --------------------------
by Employee for Just Cause, neither the Company nor any of its subsidiaries shall have any further obligation to Employee other than as set forth in Section
6.6 and in clauses (a) and (b) below:

          (1)  Compensation.  Unless and until the Board of Directors determines
               ------------
that either of the following events shall have occurred (before or after the Termination Date): (i) theft of material Company assets or (ii) material violation of the terms of the Non-Compete Agreement (other than Section 2.1 of the Non-Compete Agreement at any time prior to October 28, 2000) (such determination to be made only if Employee has failed to cure such violation to the reasonable satisfaction of the Board of Directors within a reasonable period of time after having been given ten (10) business days written notice thereof), the Company shall pay to Employee (x) his Base Salary and his Annual Bonus through October 28, 2000 and (y) if the Noncompetition Period set forth in the Non-Compete Agreement shall not have expired on or before October 28, 2000, his Base Salary during the period beginning on October 29, 2000 and ending on the date on which the Noncompetition Period set forth in the Non-Compete Agreement terminates. Amounts payable under this Section 8.6 shall be paid in accordance with the normal payroll practices of the Company. Employee shall also be entitled to receive payment of the Additional Bonus to the extent and in the manner set forth in the Company's Cash Bonus Plan. In addition, for 12 months following the Termination Date, the Company (or, if applicable, its subsidiary) will pay the same share of the premium cost that it pays for active employees in respect of the participation of Employee and his eligible dependents in the group health and life insurance plans described in Section 4.1 hereof, subject, in the case of such group health plans, to proper election to continue participation of Employee and/or that of his eligible dependents in such plans under COBRA.

          (2)  Replacement Options, $61 Options and Anti-Dilution Options.  (i)
               ----------------------------------------------------------
All vested Replacement Options, $61 Options and Anti-Dilution Options, if any, shall expire 90 days following the Termination Date and (ii) unless and until the Board of Directors determines that either of the following events shall have occurred (before or after the Termination Date): (A) theft of material Company assets or (B) material violation of the terms of the Non-Compete Agreement (such determination to be made only if Employee has failed to cure such violation to the reasonable satisfaction of the Board of Directors within a reasonable period of time after having been given ten (10) business days written notice thereof), all unvested Replacement Options, $61 Options and Anti-Dilution Options, if any, shall continue to vest in accordance with the schedule set forth in Section 6.5 and shall expire 90 days following the date of vesting.

     8.7  By Employee without Just Cause.  Upon termination of Employee's
          ------------------------------
employment by Employee other than for Just Cause:

          (1)  Compensation.  Except as set forth in Section 6.6 and in clause
               ------------
(b) below, neither the Company nor any of its subsidiaries shall have any further obligation to Employee other than (i) payment of his Base Salary through the Termination Date, (ii) payment of the Additional Bonus to the extent and in the manner set forth in the Company's Cash Bonus Plan and (iii) such obligations as are required under COBRA.

          (2)  Replacement Options, $61 Options and Anti-Dilution Options.  (i)
               ----------------------------------------------------------
All vested Replacement Options, $61 Options and Anti-Dilution Options, if any, shall expire 90 days following the Termination Date and (ii) all unvested Replacement Options, $61 Options and Anti-Dilution Options, if any, shall immediately expire and be forfeited.

     8.8  Liquidated Damages.  If a court of competent jurisdiction issues a
          ------------------
final nonappealable judgment in any action brought by Employee alleging non-payment of severance benefits to which Employee is entitled under the provisions of the subsection of this Section 8 which correspond to the provisions of
Section 7 pursuant to which notice of termination was given by the Company or Employee, as applicable, Employee shall be entitled to liquidated damages in an amount equal to three times the amount of such non-payment; it being understood and agreed that the provisions of Section 9.10 shall apply to an action described in this Section 8.8.

9.   MISCELLANEOUS
     -------------

     9.1  Governing Laws.  IT IS THE INTENTION OF THE PARTIES HERETO THAT THE
          --------------
INTERNAL LAWS OF THE STATE OF CALIFORNIA, U.S.A. (IRRESPECTIVE OF ITS CHOICE OF LAW PRINCIPLES) SHALL GOVERN THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION OF ITS TERMS, AND THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO.

     9.2  Parachute Payments.  In the event of a Change of Control prior to the
          ------------------
IPO, and provided Employee requests in writing, the Company will use its best efforts to prepare and distribute such materials as it shall consider necessary or desirable to permit the shareholders to approve any "excess parachute payments" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended.

     9.3  Binding upon Successors and Assigns.  Subject to, and unless otherwise
          -----------------------------------
provided in, this Agreement, each and all of the covenants, terms, provisions, and agreements contained herein shall be binding upon, and inure to the benefit of, the permitted successors, executors, heirs, representatives, administrators and assigns of the parties hereto. The rights and benefits of the Company under this Agreement shall be transferable to successors of the Company pursuant to a reorganization and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by or against, such successors in interest. This Agreement is personal to Employee and cannot be assigned nor may duties hereunder be delegated. Any attempted assignment or delegation by Employee shall render this Agreement null and void at the option of the Company.

     9.4  Withholding.  All payments made by the Company under this Agreement
          -----------
shall be net of any tax or other amounts required to be withheld by the Company under any applicable law or legal requirement.

     9.5  Amendment of Marcelli Agreement.  The Company shall not offer to
          --------------------------------
amend, supplement or otherwise modify the Marcelli Agreement during the term of this Agreement unless an offer to amend, supplement or otherwise modify this Agreement on a comparable basis is also extended to Employee.

     9.6  Entire Agreement.  This Agreement, the exhibits hereto, the documents
          ----------------
referenced herein, and the exhibits thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto and thereto. Without limiting the generality of the foregoing, this Agreement supersedes in its entirety (i) that certain Employment Agreement between Employee and DCI dated as of October 1, 1997, as modified through the date hereof and (ii) that certain Grant of Stock Purchase Option between Employee and DCI, as modified through the date hereof. Section and subsection headings are not to be considered part of this Agreement, are included solely for convenience, are not intended to be full or accurate descriptions of the content thereof and shall not affect the construction of this Agreement. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

     9.7  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be an original as against any party whose signature appears thereon and all of which together shall constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as signatories.

     9.8  Amendment and Waivers.  Any term or provision of this Agreement may be
          ---------------------
amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a writing signed by the party to be bound thereby. The waiver by a party of any breach hereof for default in payment of any amount due hereunder or default in the performance hereof shall not be deemed to constitute a waiver of any other default or succeeding breach or default.

     9.9   No Waiver.  No failure or delay of any party to enforce any of the
           ---------
provisions hereof shall be construed to be a waiver of the right of such party thereafter to enforce such provisions.

     9.10  Attorneys' Fees.  Should suit or arbitration be brought to enforce or
           ---------------
interpret any part of this Agreement, the prevailing party shall be entitled to recover, as an element of the costs of suit or arbitration and not as damages, reasonable attorneys' fees to be fixed by the court (including without limitation, costs, expenses and fees on any appeal). The prevailing party shall be the party entitled to recover its costs of suit or arbitration, regardless of whether such suit or arbitration proceeds to final judgment. A party not entitled to recover its costs shall not be entitled to recover attorneys' fees. No sum for attorneys' fees shall be counted in calculating the amount of a judgment for purposes of determining if a party is entitled to recover costs or attorneys' fees.

     9.11  Notices. Whenever any party hereto desires or is required to give any
           -------
notice, demand, or request with respect to this Agreement, each such communication shall be in writing and shall be effective only if it is delivered by personal service or mailed, United States certified mail, postage prepaid, addressed as follows:

           If to Company:                 Details Holdings Corp.
                                          1231 Simon Circle
                                          Anaheim, CA  92806
                                          Attention:  President

           with a copy to:                Dynamic Circuits, Inc.
                                          1831 Tarob Court
                                          Milpitas, CA  95035
                                          Attention:  President

                                          and

                                          Ropes & Gray
                                          One International Place
                                          Boston, MA 02110
                                          Attention:  Alfred O. Rose, Esq.

           If to Employee:                Mr. Eric Naroian
                                          4909 Stanford
                                          Dallas, TX  75225

     Such communication shall be effective when they are received by the addressee thereof; but if sent by certified mail in the manner set forth above, they shall be effective five (5) days after being deposited in the United States mail. Any party may change its address for such communications by giving notice thereof to the other party in conformity with this Section.

                                                    Naroian Employment Agreement

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first hereinabove written.

                                    Details Holdings Corp.


                                    By:_____________________________
                                       Name:
                                       Title:


                                    ________________________________
                                    Eric Naroian


Acknowledged and Agreed
with respect to Sections 6 and 9.6

Dynamic Circuits, Inc.


By:_______________________
   Name:
   Title:

                                                    Naroian Employment Agreement

                               CONSENT OF SPOUSE

     The undersigned spouse of Employee has read and hereby approves the terms and conditions of the foregoing Agreement. In consideration of the Company's granting his or her spouse the right to purchase the shares of Details Common Stock as set forth in the Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints Employee as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Agreement.



                                    __________________________________
                                    Name:
                                    Spouse of Employee

                                                                       Exhibit A
                                                                       ---------


     The Replacement Options, $61 Options and Anti-Dilution Options, if any, which are referenced in the attached Agreement have been issued under the Company's Dynamic Circuits 1996 Stock Option Plan (the "Plan") (a copy of which has been provided to Employee) as provided below. Capitalized terms used and not defined herein or in the attached Agreement have the meanings set forth in the Plan.

1.   OPTION TERMS.

     1. REPLACEMENT OPTIONS, $61 OPTIONS AND ANTI-DILUTION OPTIONS. The Replacement Options, $61 Options and Anti-Dilution Options, if any, will expire at the close of business on August 19, 2006 (the "Expiration Date"), subject to earlier expiration in connection with the termination of your employment to the extent set forth in the Agreement. Neither the Replacement Options, the $61 Options nor the Anti-Dilution Options, if any, are intended to be "incentive stock options" within the meaning of Section 442 of the Internal Revenue Code of 1986, as amended.

     2.   EXERCISABILITY/VESTING.

          1. VESTING. The Replacement Options, $61 Options and Anti-Dilution Options, if any, will be exercisable only to the extent they have vested.

          2. ACCELERATION OF VESTING. In the event of a Change of Control or the IPO (as defined in the Agreement) (A) during the term of your employment with the Company and/or any of its subsidiaries or (B) at a time when the Unvested Replacement Options, the Unvested $61 Options and Anti-Dilution Options, if any, are vesting pursuant to the terms of Section 8.5(b) or 8.6(b), the Replacement Options, the $61 Options, the Anti-Dilution Options, if any, and the Deferred Payments will automatically become 100% vested. In connection with any Change of Control or IPO, the Company may provide on not less than 20 days' notice to you that any portion of the Replacement Options, $61 Options and Anti-Dilution Options, if any, that have not been exercised prior to or in connection with the Change of Control will be forfeited. In lieu of requiring such exercise, the Company may provide for the cancellation of the Replacement Options, $61 Options and Anti-Dilution Options, if any, in exchange for a payment equal to the excess (if any) of the consideration per share of Company Common Stock receivable in connection with such Change of Control over the exercise price of the

               Replacement Options, $61 Options and Anti-Dilution Options, if any, respectively.

     3. TERMINATION OF OPTION. In no event shall any part of the Replacement Options, $61 Options or the Anti- Dilution Options be exercisable after the Expiration Date set forth in paragraph 1(a).

2. PROCEDURE FOR EXERCISE. You may exercise all or any portion of the Replacement Options, $61 Options or Anti-Dilution Options, if any, to the extent permitted hereby, at any time and from time to time by delivering written notice to the Company (to the attention of the Company's Secretary) accompanied by payment in full of an amount equal to the product of (i) the Exercise Price of the subject option multiplied by (ii) the number of shares of Option Stock to be acquired (such date of delivery the "Exercise Date"). The Company may delay effectiveness of any exercise of the Replacement Options, $61 Options or Anti-Dilution Options, if any, for such period of time as may be necessary to comply with any legal or contractual provisions to which it may be subject relating to the issuance of its securities; provided, however, that no such delay shall affect your right to purchase the shares of Option Stock, and the Exercise Date shall be deemed the date of your acquisition of the shares of Option Stock for all corporate and tax purposes regardless of such delay. As a condition to any exercise of the Replacement Options, $61 Options or Anti-Dilution Options, if any, you will permit the Company to deliver to you all financial and other information regarding the Company necessary to enable you to make an informed investment decision, and you will make all customary investment representations which the Company requires.

3. SECURITIES LAW RESTRICTIONS. You represent that when you exercise the Replacement Options, $61 Options or Anti-Dilution Options, if any, you will be purchasing the shares of Option Stock for your own account and not on behalf of others. You may not sell, transfer or dispose of any Company Common Stock issued pursuant to the Replacement Options, $61 Options or Anti-Dilution Options, if any, (except pursuant to an effective registration statement under the Securities Act of 1933) without first delivering to the Company an opinion of counsel reasonably acceptable to the Company that registration under the Securities Act or any applicable state securities laws is not required in connection with such transfer.
     You further understand that the certificates for any Company Common Stock you purchase will bear such legends as the Company deems necessary or desirable in connection with the Securities Act or other rules, regulations or laws.

4. OPTION NOT TRANSFERABLE. The Replacement Options, $61 Options and Anti-Dilution Options, if any, are personal to you and are not transferable by you other than by will or the laws of descent and distribution. During your lifetime only you (or your guardian or legal representative) may exercise the Replacement Options, $61 Options and Anti-Dilution Options, if any. In the event of your death, the Replacement Options, $61 Options and Anti-Dilution Options, if any, may be exercised only by the executor or administrator of your estate to he person or persons to whom your rights under the Replacement Options, $61 Options and Anti-Dilution Options, if any, shall pass by will or the laws of intestate succession.

5. CONFORMITY WITH PLAN. The Replacement Options, $61 Options and Anti-Dilution Options, if any, are intended to conform in all respects with, and are subject to all applicable provisions of, the Plan, which is incorporated herein by reference. Inconsistencies between the terms of the Agreement and this Exhibit, on the one hand, and the Plan, on the other hand, shall be resolved in accordance with the terms of the Plan. By executing the Agreement, you acknowledge your receipt of this Exhibit A and the Plan and agree to be bound by all of the terms contained herein and therein.

6. RIGHTS OF PARTICIPANTS. Nothing in this Exhibit A shall interfere with or limit in any way the right of the Company and/or its subsidiaries to terminate your employment in accordance with the Agreement or confer upon you any right not set forth in the Agreement to continue in the employ of the Company and/or its subsidiaries for any period of time or to continue to receive your current (or other) rate of compensation. Nothing in this Exhibit A shall confer upon you any right to be selected to receive additional options under the Plan or otherwise.

7. WITHHOLDING OF TAXES. The Company may, if necessary or desirable, withhold from any amounts due and payable by the Company to you (or secure payment from you in lieu of withholding) the amount of any withholding or other tax due from the Company with respect to the issuance or exercise of the Replacement Options, $61 Options and Anti-Dilution Options, if any, and the Company may defer such issuance or exercise unless indemnified by you to its satisfaction against the payment of any such amount. To the extent permitted by law, such withholding may be effected through the delivery by you of shares of Company Common Stock valued at Fair Market Value as of the Exercise Date.

8. ADJUSTMENTS. In the event of a reorganization, recapitalization, stock dividend or stock split, or combination or other change in the shares of Common Stock, the Company may, in order to prevent the dilution or enlargement of rights under the Replacement Options, $61 Options or Anti-Dilution Options, if any, make such adjustments in the number and type of shares authorized by the Plan, the number and type of shares covered by the Replacement Options, $61 Options and Anti-Dilution Options, if any, and the respective Exercise Prices specified herein as may be determined to be appropriate and equitable.

                                                                     Exhibit A-1
                                                                     -----------

                         DETAILS DYNAMIC CIRCUITS INC.

                            1996 STOCK OPTION PLAN

                                EXERCISE NOTICE



Details Holdings Corp.
1231 Simon Circle
Anaheim, CA  92806
Attention:  President


          The undersigned hereby notifies Details Holdings Corp. of his or her decision to exercise the Option as to _______________________ shares of Details Common Stock.

Dated: _______________________
       ____________________________
                                              (signature of Option Holder)

                                           _________________________________
                                                      (printed)

                                                                     Exhibit A-2
                                                                     -----------

                      INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT:

COMPANY   :    DETAILS HOLDINGS CORP.

SECURITY  :    COMMON STOCK

AMOUNT    :

DATE :

          In connection with the purchase of the above-listed Securities, the undersigned Option Holder represents to Details the following:

          (a) Option Holder current residence is as set forth in the signature page hereto.

          (b) Option Holder is aware of Details' business affairs and financial condition and has acquired sufficient information about Details to reach an informed and knowledgeable decision to acquire the Shares. Option Holder is acquiring the Shares for investment for Option Holder's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

          (c) Option Holder acknowledges and understands that the Shares constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Option Holder's investment intent as expressed herein. Option Holder further understands that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Option Holder further acknowledges and understands that Details is under no obligation to register the Shares except as set forth in the Details Holdings Corp. Stockholders Agreement dated as of October 28, 1998, as amended from time to time. Option Holder understands that the certificate evidencing the Shares will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to Details.

          (d) Option Holder is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Option Holder, the exercise will be exempt from registration under the Securities Act. In the event that Details becomes subject to the reporting requirements of
Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Shares exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Exchange Act); and, in the case of an affiliate, (2) the availability of certain public information about Details, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

          In the event that Details does not qualify under Rule 701 at the time of grant of the Option, then the Shares may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Shares were sold by Details or the date the Shares were sold by an affiliate of Details, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2),
(3) and (4) of the paragraph immediately above.

          (e) Option Holder further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A under the Securities Act, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Option Holder understands that no assurances can be given that any such other registration exemption will be available in such event.

                                Signature of Option Holder:


                                ________________________________________________

                                Date:____________________________________, 199__



                                 Option Holder's Address:

                                 _______________________________________________

                                 _______________________________________________

                                                                       Exhibit B
                                                                       ---------

                        STANDALONE ANNUAL BONUS PROGRAM
                         (dollar amounts in thousands)

                                --------------------------------------------------------------------------------------------------
                                                                FISCAL YEARS ENDING DECEMBER 31,
                                --------------------------------------------------------------------------------------------------
                                      1997              1998                   1999             2000
DYNAMIC CIRCUITS INC.
      EBITDA                           $26,309     $31,734                $36,727            $42,196
       - % Growth                                     20.6%                  15.7%              14.9%

      EBITDA Thresholds:
      -----------------
                      % of Plan
                      ---------
                         90%                       $27,560                $33,054            $37,976
                         95%                       $29,147                $34,890            $40,086
      Target            100%                       $31,734                $36,727            $42,196
                        105%                       $33,320                $38,563            $44,306
                        110%                       $34,907                $40,399            $46,416
                        115%                       $36,494                $42,236            $48,525
                        120%                       $38,080                $44,072            $50,635

      Bonus Payouts:
      -------------
      Bonus Pool                     $753.80     $992.50              $1,037.00          $1,112.00

                     % of Plan                  Bonus        % of EBITDA       Bonus        % of EBITDA    Bonus       % of EBITDA
                     ---------                  -----           Change         -----           Change      -----         Change
                                                                ------                         ------                    ------
                         90%                       $   450    20.0%              $   466        35.3%         $  490      39.2%
                         95%                       $   721    18.8%              $   753        23.9%         $  801      23.8%
      Target            100%                       $   993    18.3%              $ 1,037        20.8%         $1,112      20.3%
                        105%                       $ 1,147    16.4%              $ 1,203        17.6%         $1,287      17.0%
                        110%                       $ 1,302    15.1%              $ 1,367        15.8%         $1,463      15.1%
                        115%                       $ 1,456    14.3%              $ 1,530        14.6%         $1,638      13.9%
                        120%                       $ 1,611    13.7%              $ 1,694        13.7%         $1,814      13.0%

      Percentage of Incremental                                9.7%                              8.9%                      8.3%

      EBITDA to be added to the
      Bonus Pool

                                                                      Schedule I

Option Holder:           Eric Naroian

Existing Options:        Exercise Price      Vested     Unvested      Tranche
----------------         --------------      ------     --------      -------
                              $5.75        26,085.00   234,938.00     N/A

Replacement Options:
-------------------

Vested Options:           Class A-5          Class L         Tranche
                          ---------          -------         -------
                         4,706.3961         597.6277         N\A

Cash Payment one
 day prior to Closing:  $242,453.51

Unvested Options:         Class A-5           Class L        Tranche
                          ---------           -------        -------
                         42,388.7782        5,382.6127       N/A

Deferred Payment(s):       Amount             Tranche
                           ------             -------
                       $2,183,689.57          N/A

$61 Options:                Vested            Unvested       Tranche
-----------                 ------            --------       -------
                           256.6542          2,311.5897      N/A